UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 16, 2022

BERRY GLOBAL GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

1-35672
(Commission File Number)

Delaware	20-5234618
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

101 Oakley Street
Evansville, Indiana 47710
(Address of principal executive offices, including zip code)

(812) 424-2904
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BERY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07  Submission of Matters to a Vote of Security Holders.

On February 16, 2022, the Company held its Annual Meeting of Stockholders at the Bally’s Evansville Executive Conference Center located at 450 NW Riverside Dr., Evansville, Indiana 47708 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the three proposals described below. The proposals presented at the Annual Meeting are described in detail in the Company’s Proxy Statement.

As of the record date for the Annual Meeting, there were 135,134,003 shares of common stock issued and outstanding and entitled to vote on each matter presented for vote at the Annual Meeting. At the Annual Meeting, 124,326,619 shares of common stock, or 92.00% of the issued and outstanding shares of common stock, were represented in person or by proxy.

The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

Item 1: Election of Directors.
Name	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
B. Evan Bayh	112,699,269	5,414,811	11,163	6,201,376
Jonathan F. Foster	113,411,972	4,688,946	24,325	6,201,376
Idalene F. Kesner	114,688,985	3,413,955	22,303	6,201,376
Jill A. Rahman	114,711,090	3,391,442	22,711	6,201,376
Carl J. Rickertsen	112,170,818	5,930,187	24,238	6,201,376
Thomas E. Salmon	111,433,197	6,678,453	13,593	6,201,376
Paula A. Sneed	114,709,829	3,392,746	22,668	6,201,376
Robert A. Steele	114,524,726	3,577,164	23,353	6,201,376
Stephen E. Sterrett	114,757,467	3,342,705	25,071	6,201,376
Scott B. Ullem	114,609,793	3,490,968	24,482	6,201,376

Item 2:  Ratification of Ernst & Young LLP as the Company’s independent registered public accountants for the fiscal year ending October 1, 2022.

Votes For	Votes Against	Abstentions
121,387,298	2,909,245	30,076

Item 3:  Advisory, non-binding vote to approve the Company’s executive compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
113,294,473	4,728,824	101,946	6,201,376

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BERRY GLOBAL GROUP, INC.
(Registrant)
Dated: February 18, 2022	By:	/s/ Jason K. Greene
	Name:	Jason K. Greene
	Title:	Executive Vice President, Chief Legal Officer and Secretary